                                                                   Exhibit 10.19



                 LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT

                                       of

                                  [HOLDCO] LLLP

                              dated as of [ ], 2004
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                                TABLE OF CONTENTS

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                                    ARTICLE I

                              Definitions and Usage

SECTION 1.01.      Definitions................................................................1
SECTION 1.02.      Terms and Usage Generally..................................................8

                                   ARTICLE II

                                 The Partnership

SECTION 2.01.      Effectiveness of this Agreement............................................8
SECTION 2.02.      Formation..................................................................8
SECTION 2.03.      Name.......................................................................9
SECTION 2.04.      Term.......................................................................9
SECTION 2.05.      Registered Agent and Registered Office.....................................9
SECTION 2.06.      Limited Purpose............................................................9
SECTION 2.07.      Treatment as Partnership...................................................9

                                   ARTICLE III

                         Capital Contributions; Partners

SECTION 3.01.      Initial Capital Contributions.............................................10
SECTION 3.02.      Admission of Partners.....................................................10

                                   ARTICLE IV

                                     Reports

SECTION 4.01.      Reports to Partners.......................................................10
SECTION 4.02.      Tax Returns...............................................................11
SECTION 4.03.      Other Tax Information.....................................................11
SECTION 4.04.      Fiscal Year...............................................................11

                                    ARTICLE V

                                    Interests

SECTION 5.01.      General...................................................................11
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                                   ARTICLE VI

                                   Tax Matters

SECTION 6.01.      Identification, Sale and Distribution of Shares of Common Stock...........12
SECTION 6.02.      Allocation of Tax Items...................................................12
SECTION 6.03.      Amounts Withheld..........................................................13
SECTION 6.04.      Tax Matters Partner.......................................................13

                                   ARTICLE VII

                           Calculations; Distributions

SECTION 7.01.      Calculations..............................................................13
SECTION 7.02.      Transactions In the Event of a JK/DG Triggered Follow-on Offering or a
                   Subsequent Follow-on Offering ............................................16
SECTION 7.03.      Transactions In the Event of a Vulcan Triggered Follow-on Offering........17
SECTION 7.04.      Transactions in the Event of a Universal/Thomson Triggered Offering.......18
SECTION 7.05.      Mandatory 2008/Fundamental Transaction Calculations, Distributions........18
SECTION 7.06.      Vulcan GP Date............................................................20
SECTION 7.07.      General Provisions........................................................20
SECTION 7.08.      No Set-Off................................................................22

                                  ARTICLE VIII

                          Management of the Partnership

SECTION 8.01.      General Partners..........................................................22
SECTION 8.02.      Voting of Contributed Stock...............................................23
SECTION 8.03.      Substitute General Partner................................................23
SECTION 8.04.      Restrictions on Activities................................................23

                                   ARTICLE IX

                             Transfers of Interests

SECTION 9.01.      Restrictions on Transfers.................................................24
SECTION 9.02.      Admission of Transferees..................................................24
SECTION 9.03.      Further Restrictions......................................................25
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                                    ARTICLE X

                      Limitation on Liability, Exculpation

SECTION 10.01.     Limitation on Liability...................................................25
SECTION 10.02.     Exculpation of Covered Persons............................................25
SECTION 10.03.     Indemnification...........................................................26

                                   ARTICLE XI

                           Dissolution and Termination

SECTION 11.01.     Dissolution...............................................................26
SECTION 11.02.     Winding Up of the Partnership.............................................27
SECTION 11.03.     Claims of Partners........................................................28
SECTION 11.04.     Termination...............................................................28

                                   ARTICLE XII

                                  Miscellaneous

SECTION 12.01.     Notices...................................................................28
SECTION 12.02.     No Third Party Beneficiaries..............................................28
SECTION 12.03.     Waiver....................................................................28
SECTION 12.04.     Assignment; Amendments....................................................29
SECTION 12.05.     Integration...............................................................29
SECTION 12.06.     Headings..................................................................29
SECTION 12.07.     Counterparts..............................................................29
SECTION 12.08.     Severability..............................................................29
SECTION 12.09.     Applicable Law............................................................30
SECTION 12.10.     Jurisdiction; Waivers.....................................................30
SECTION 12.11.     Enforcement...............................................................30
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Schedules

Schedule A - Contributed Stock
Schedule B - Initial DreamWorks Capital
Schedule C - DreamWorks Participation Percentages
Schedule D - Partners
Schedule E - Initial Capital Contributions

                                      iii
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                  LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT of [HOLDCO]
         LLLP (the "Partnership") dated as of [ ], 2004, by and among M&J K DREAM LIMITED PARTNERSHIP, a Delaware limited partnership ("M&J K"), as general partner, DG-DW, L.P. a Delaware limited partnership ("DG-DW"), as general partner, [THE JK ANNUITY TRUST, a [ ] grantor retained annuity trust ("JK GRAT"), THE MK ANNUITY TRUST], a [ ] grantor retained annuity trust ("MK GRAT")], DW LIPS, L.P., a California limited partnership ("DW Lips"), [VULCAN], a [ ] ("Vulcan"), and the other Partners (as defined below) party hereto, as limited partners.

                              Preliminary Statement

                  WHEREAS, the parties hereto are parties to the Formation Agreement (the "Formation Agreement"), dated as of [ ], 2004;

                  WHEREAS, the parties hereto will contribute their shares of common stock in DreamWorks Animation SKG, Inc., a Delaware corporation (the "Company"), other than shares that will be sold in a secondary component of the IPO (as defined herein) or retained in lieu of such sale and additional shares that will be retained for later sale, to the Partnership in exchange for Interests (as defined below) pursuant to the Formation Agreement;

                  WHEREAS, in accordance with the Formation Agreement and the Registration Rights Agreement, dated as of [ ], 2004 (the "Registration Rights Agreement"), among the Company, the Partnership, the parties hereto and the other parties thereto, a portion of the Contributed Stock (as defined herein) will be sold in a secondary offering;

                  WHEREAS, the parties hereto are party to the Seventh Amended and Restated Limited Liability Company Agreement of DreamWorks [Studios] L.L.C., dated as of [ ], 2004; and

                  WHEREAS, M&J K and DG-DW, as general partners of the Partnership, have duly executed and filed with the Secretary of State of the State of Delaware (i) a statement of qualification as a limited liability limited partnership and (ii) a certificate of limited partnership.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                              Definitions and Usage

                  SECTION 1.01. Definitions. The terms shall have the following meanings for purposes of this Agreement:

                  "Affiliate" of any specified Person means any other Person directly or indirectly Controlling, Controlled By or under direct or indirect common Control with such specified Person.

                  "Agreement" means this Limited Liability Limited Partnership Agreement, as it may be amended, supplemented, restated or modified from time to time.

                  "Bankruptcy" of a Person means (i) the filing by such Person of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other bankruptcy or insolvency law, whether foreign or domestic, or such Person's filing an answer consenting to or acquiescing in any such petition, (ii) the making by such Person of any assignment for the benefit of its creditors or the admission by such Person in writing of its inability to pay its debts as they mature or (iii) the expiration of 60 days after the filing of an involuntary petition under Title 11 of the United States Code (or corresponding provisions of future laws), an application for the appointment of a receiver for the assets of such Person, or an involuntary petition seeking liquidation, reorganization, arrangements, composition, dissolution or readjustment of its debts or similar relief under any bankruptcy or insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period. This definition of "Bankruptcy" is intended to replace the bankruptcy related events set forth in Sections 17-402(a)(4) and (a)(5) of the Delaware Act.

                  "Business Day" means any day other than a Saturday, a Sunday or a U.S. Federal holiday.

                  "Capital Contribution" means, with respect to any Partner, the capital contribution made by such Partner to the Partnership pursuant to Section 3.01.

                  "Charter" means the Restated Certificate of Incorporation of the Company, as amended or restated from time to time.

                  "Class A Stock" means the Company's Class A Common Stock, par value $0.01 per share.

                  "Class B Stock" means the Company's Class B Common Stock, par value $0.01 per share.

                  "Class B Stockholder Agreement" means the Stockholder Agreement, dated as of [ ], 2004, among the Partnership, M&J K, The JK Annuity Trust, The MK Annuity Trust, Katzenberg 1994 Irrevocable Trust, DG-DW, Jeffrey Katzenberg and David Geffen, as it may be amended, supplemented, restated or modified from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commencement Date" is defined in Section 7.06.

                  "Common Stock" means Class A Stock and Class B Stock.

                  "Company" is defined in the Preliminary Statement to this Agreement.

                  "Continuing Partner" means each of (i) the Vulcan Partners and
(ii) Lee Entertainment, L.L.C.

                  "Continuing Partner Minimum Ownership Shares" means, with respect to any Continuing Partner, the amount, if positive, equal to the difference between (i) the number of shares of Common Stock allocated to such Continuing Partner in the applicable schedule prepared pursuant to Article VII and (ii) the number of shares of Common Stock contributed by such Continuing Partner to the Partnership at the Effective Time and then associated with such Continuing Partner as set forth in Article VI.

                  "Contributed Stock" means, with respect to each Partner, the number of shares of Class B Stock set forth opposite such Partner's name on Schedule A.

                  "Control" (including the term "Controlled By") is defined in the Charter as in effect at consummation of the IPO.

                  "Covered Person" means (i) each Partner, (ii) each Affiliate of a Partner and (iii) each officer, director, shareholder, partner, employee, member, manager, representative, agent or trustee of a Partner or of an Affiliate of a Partner; provided that the Company, DreamWorks L.L.C. and their respective subsidiaries shall not be Covered Persons.

                  "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C.Sections 17-101 et seq., as amended from time to time or any successor statute.

                  "DG-DW" is defined in the preamble to this Agreement.

                  "DreamWorks Participation Percentage" means, with respect to any Partner, the percentage set forth opposite such Partner's name on Schedule C.

                  "DRUPA" is defined in Section 2.02.

                  "DW Lips" is defined in the preamble to this Agreement.

                  "Effective Time" is defined in Section 2.04.

                  "Equity Security" is defined in Rule 405 under the Securities Act, and in any event includes any security having the attendant right to vote for directors or similar representatives and any general or limited partner interest in a General Partner or in a Parent.

                  "Estate Planning Vehicle" is defined in the Charter as in effect at consummation of the IPO.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" of a share of Common Stock as of any date of determination means the Volume Weighted Average Price of the Class A Stock over a 20 consecutive trading day period ended one trading day prior to the date of determination.

                  "Fifty Percent Return" means, (A) with respect to each Partner other than Vivendi Universal Entertainment LLLP and Thomson Inc., at any time, the amount necessary to reduce such Partner's Unreturned DreamWorks Capital at such time to 50% of such Partner's Initial DreamWorks Capital and (B) with respect to each of Vivendi Universal Entertainment LLLP and Thomson Inc., at any time, the amount necessary to reduce such Partner's Unreturned DreamWorks Capital at such time to zero.

                  "Final Allocation" means the last determination in accordance with Article VII necessary to allocate definitively the Partnership's assets among the Partners.

                  "Fiscal Year" is defined in Section 4.04.

                  "Follow-on Offering" is defined in the Formation Agreement.

                  "Formation Agreement" is defined in the Preliminary Statement to this Agreement.

                  "General Partner" means (a) subject to Section 8.03, prior to the Vulcan GP Date, M&J K, DG-DW [and any other successor to whom M&J K or DG-DW assigns its rights as General Partner in accordance with Section 12.04(a)] and
(b) on and after the Vulcan GP Date, [Vulcan], in each case, for so long as such Person continues to be a general partner of the Partnership.

                  "Gross Offering Price" means, with respect to a Follow-on Offering, the gross public offering price per share (calculated before deduction of any underwriting discounts or commissions) in such offering.

                  "Group" has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

                  "Initial DreamWorks Capital" means, with respect to each Partner, the amount set forth opposite such Partner's name on Schedule B.

                  "Initial Follow-on Offering" is defined in the Formation Agreement.

                  "Interest" means the partnership interest of a Partner in the Partnership.

                  "IPO" means the initial public offering by the Company of Class A Stock.

                  "JK/DG Triggered Follow-on Offering" is defined in the Formation Agreement.

                  "JK GRAT" is defined in the preamble to this Agreement.

                  "Limited Partner" means [JK GRAT, MK GRAT,] DW Lips, Vulcan, [Vulcan Partner], Lee Entertainment, L.L.C., Vivendi Universal Entertainment LLLP, Thomson Inc. and, on and after the first Business Day after the date of the notice referred to in Section 7.02(d), Section 7.03(c)(ii) or Section 7.05(b)(ii), as applicable, M&J K and DG-DW, in each case for so long as such Person continues to be a limited partner of the Partnership.

                  "Mandatory Distribution Price" means the Volume Weighted Average Price of the Class A Stock over the 20 consecutive trading days on The New York Stock Exchange beginning on the trading date specified in the applicable sentence of Section 7.05(a).

                  "M&J K" is defined in the preamble to this Agreement.

                  "Minimum Ownership Amount" means, in the case of M&J K, [ ] shares of Common Stock and, in the case of DG-DW, [ ] shares of Common Stock.

                  "MK GRAT" is defined in the preamble to this Agreement.

                  "Net Offering Price" means, with respect to a Follow-on Offering or the Universal/Thomson Triggered Offering, the net public offering price per share (calculated after deduction of any underwriting discounts or commissions) in such offering.

                  "Non-Participating Partner" means (i) if a Follow-on Offering is consummated prior to the first anniversary of the Effective Time, each of DW Lips, M&J K, [JK GRAT, MK GRAT], DG-DW and, in the case of a Vulcan Triggered Follow-on Offering, any Partner who is not a Vulcan Partner, except to the extent they deliver written notice to the General Partners electing to participate in such Vulcan Triggered Follow-on Offering within 10 Business Days after the exercise by the Partnership of the demand request relating to such Follow-on Offering and (ii) if a Follow-on Offering is consummated after the first anniversary of the Effective Time, each of M&J K, [JK GRAT, MK GRAT] and DG-DW, except to the extent they deliver written notice to the other Partners electing to participate in such Follow-on Offering and, in the case of a Vulcan Triggered Follow-on Offering, any Partner who is not a Vulcan Partner, except to the extent they deliver written notice to the General Partners electing to participate in such Vulcan Triggered Follow-on Offering, in each case within 10 Business Days after the exercise by the Partnership of the demand request relating to such Follow-on Offering.

                  "Parent" means any Person that directly or indirectly owns any equity or voting interest in a Partner.

                  "Participating Partner" means any Partner other than a Non-Participating Partner.

                  "Participation Percentage" is defined in Section 5.01(a).

                  "Partner" means a General Partner or a Limited Partner.

                  "Partnership" is defined in the preamble to this Agreement.

                  "Person" is defined in the Charter (as modified in Section 2(f) of Article IV thereof) as in effect at consummation of the IPO.

                  "Pledge Agreement" means the Pledge Agreement, dated as of [ ], 2004, among Holdco, JPMorgan Chase Bank, as collateral agent, and the other lenders party thereto, as it may be amended, supplemented, restated or modified from time to time.

                  "Pledged Common Stock" is defined in the Vulcan Stockholder Agreement.

                  "Pricing Period" is defined in the Formation Agreement.

                  "Pricing Period Price" is defined in the Formation Agreement.

                  "Principal" means (i) Jeffrey Katzenberg (with respect to M&J K and any successor General Partner admitted pursuant to this Agreement that is Controlled By Jeffrey Katzenberg) and (ii) David Geffen (with respect to DG-DW and any successor General Partner admitted pursuant to this Agreement that is Controlled By David Geffen).

                  "Proceeding" is defined in Section 12.10.

                  "Registration Rights Agreement" is defined in the Preliminary Statement to this Agreement.

                  "Retained Shares" of any Partner means the number of shares of Common Stock retained by such Partner pursuant to Section 2.03(b)(y) of the Formation Agreement, less the number of shares sold by such Partner in the IPO or in any IPO "overallotment option" exercise.

                  "Returned Capital Ratio" of any Partner at any time means the ratio of the Returned DreamWorks Capital of such Partner at such time to the Initial DreamWorks Capital of such Partner.

                  "Returned DreamWorks Capital" of any Partner at any time means the Initial DreamWorks Capital of such Partner minus the Unreturned DreamWorks Capital of such Partner at such time.

                  "Satisfaction Event" means, with respect to each Partner, the event as a result of which the Fifty Percent Return of such Partner would be equal to zero (or such greater amount as results from the restriction set forth in the last sentence of either Section 7.02(b) or Section 7.03(b)).

                  "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  "7.01(a) Additional Shares" is defined in Section 7.01(a).

                  "7.01(b) Additional Shares" is defined in Section 7.01(b).

                  "7.01(c) Additional Shares" is defined in Section 7.01(c).

                  "SKG Minimum Ownership Shares" means with respect to each of DW Lips, M&J K and DG-DW, the amount, if positive, equal to the difference between (i) the number of shares of Common Stock allocated to such Partner in the applicable schedule prepared pursuant to Article VII and (ii) the number of shares of Common Stock contributed by such Partner to the Partnership at the Effective Time and then associated with such Partner as set forth in Article VI.

                  "Subsequent Follow-on Offering" is defined in the Formation Agreement.

                  "Tax Matters Partner" is defined in Section 6.04(a).

                  "Thomson" means Thomson Inc.

                  "Transaction Documents" means, collectively, this Agreement, the Formation Agreement, the Pledge Agreement, the Class B Stockholder Agreement and the Vulcan Stockholder Agreement.

                  "Transfer" is defined in the Class B Stockholder Agreement.

                  "Trigger Event" means, in respect of a General Partner, (i) the death, incapacity, retirement, Bankruptcy, commencement of liquidation proceedings, resignation, insolvency or dissolution of a General Partner or the Principal that Controls such General Partner or (ii) the failure by the applicable Principal to Control such General Partner.

                  "Ultimate Parent" of any Partner means the Parent that Controls, directly or indirectly, both such Partner and each other Parent of such Partner.

                  "Universal" means Vivendi Universal Entertainment LLLP.

                  "Universal/Thomson Triggered Offering" is defined in the Formation Agreement.

                  "Unreturned DreamWorks Capital" means, with respect to any Partner as of any time, such Partner's Initial DreamWorks Capital less: (a) the value of any shares of Common Stock sold by such Partner in the IPO or in any IPO "overallotment option" exercise prior to such time (or retained in lieu of such sale) (in each case, valued at the Net Offering Price in the IPO), (b) any amount credited pursuant to Section 7.01(a)(y) (except that such credit shall be undone prior to performing any calculation under Section

7.01(b) or Section 7.01(c)) and (c) any amount credited pursuant to Section 7.01(b)(y) or Section 7.01(c)(y).

                  "Volume Weighted Average Price" over any period means, with respect to the Class A Stock, the volume weighted average price per share for the entire applicable period on the principal national securities market or exchange on which the Class A Stock is listed or quoted.

                  "Vulcan" is defined in the preamble to this Agreement.

                  "Vulcan Discount" means the ratio of (x) the Net Offering Price in the Vulcan Triggered Follow-on Offering to (y) the Gross Offering Price in the Vulcan Triggered Follow-on Offering.

                  "Vulcan GP Date" is defined in Section 7.06.

                  "Vulcan Partners" means, collectively, Vulcan and [ ].

                  "Vulcan Stockholder Agreement" means the Stockholder Agreement, dated as of [ ], 2004, among the Company, the Partnership, M&J K, The JK Annuity Trust , The MK Annuity Trust, Katzenberg 1994 Irrevocable Trust, DG-DW, Vulcan, Jeffrey Katzenberg, David Geffen and Paul Allen, as it may be amended, supplemented, restated or modified from time to time.

                  "Vulcan Triggered Follow-on Offering" is defined in the Formation Agreement.

                  SECTION 1.02. Terms and Usage Generally. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                                 The Partnership

                  SECTION 2.01. Effectiveness of this Agreement. This Agreement constitutes the partnership agreement (as defined in the Delaware Act) of the parties hereto. This Agreement shall become effective at the Effective Time.

                  SECTION 2.02. Formation. The parties hereto agree to form the Partnership as a limited partnership and unanimously agree that the Partnership shall be qualified as a limited liability limited partnership under and pursuant to Section 17-214 of the Delaware Act and Section 15-1001 of the Delaware Revised Uniform Partnership Act (6 Del. C. Sections 15-101 et seq.) ("DRUPA") by filing with the
Secretary of State of the State of Delaware a certificate of limited partnership of the Partnership and a statement of qualification as a limited liability limited partnership. The General Partners shall execute, file and record the certificate of limited partnership of the Partnership, such statement of qualification and such other documents as may be required or appropriate under the laws of the State of Delaware and of any other jurisdiction in which the Partnership may conduct business. The General Partners shall, on request, provide any Partner with copies of each such document as filed and recorded.

                  SECTION 2.03. Name. The name of the Partnership is [Holdco] LLLP. The General Partners may change the name of the Partnership or adopt such trade or fictitious names as they may determine, in each case consistent with the requirements of the Delaware Act, including Sections 17-102 and 17-214 thereof, and all other applicable law (e.g., fictitious name statutes). The General Partners will give all Partners prompt written notice of any such name change (or adoption of any such trade or fictitious name).

                  SECTION 2.04. Term. The term of the Partnership shall begin on the date the certificate of limited partnership of the Partnership becomes effective (the "Effective Time") and shall continue until the Partnership is dissolved in accordance with Section 11.01.

                  SECTION 2.05. Registered Agent and Registered Office. The name of the registered agent for service of process is [The Corporation Trust Company], and the address of the registered agent and the address of the registered office in the State of Delaware is [1209 Orange Street, Wilmington, Delaware 19801]. Such office and such agent may be changed from time to time by the General Partners consistent with the requirements of the Delaware Act, including Sections 17-104 and 17-202 thereof.

                  SECTION 2.06. Limited Purpose. The Partnership is formed for the sole object and purpose of, and the nature of the business to be conducted and promoted by the Partnership is limited to, holding and voting shares of Common Stock in accordance with the Transaction Documents, effecting the transactions and fulfilling the obligations contemplated in the Transaction Documents to be effected and fulfilled by the Partnership and making the distributions contemplated in this Agreement. Without the prior written consent of each Partner, the Partnership will not engage in any business or activities (including those activities described in Section 8.04) other than those described above. Notwithstanding anything in this Agreement to the contrary, without the need for any additional act or consent of any Person, the Partnership, and either General Partner acting on behalf of the Partnership, may execute, deliver and perform the Transaction Documents on behalf of the Partnership. The foregoing authorization shall not be construed as a limitation on the powers of Partnership or the General Partners to enter into other agreements expressly permitted by this Agreement.

                  SECTION 2.07. Treatment as Partnership. The Partnership shall not elect to be treated as a corporation for U.S. federal income tax purposes. The parties shall treat the Partnership as a partnership for U.S. federal income tax purposes and agree not to take any position inconsistent with such treatment.

                                  ARTICLE III

                         Capital Contributions; Partners

                  SECTION 3.01. Initial Capital Contributions. (a) At the Effective Time, the Partners shall make their respective Capital Contributions, in property, in accordance with Section 2.03 of the Formation Agreement.

                  (b) In return for such initial Capital Contributions, Interests shall be issued to the Partners as provided in Article V hereof. Schedule E indicates the amount of Capital Contributions attributable to Interests for each Partner.

                  (c) No Partner shall be entitled to make additional capital contributions, withdraw capital or receive distributions except as specifically provided herein. No Partner shall have any obligation to the Partnership, to any other Partner or to any creditor of the Partnership to make any Capital Contribution, except as specifically contemplated in Section 3.01(a).

                  SECTION 3.02. Admission of Partners. At the Effective Time, without the need for any further action of any Person, the Persons set forth on Schedule B attached hereto who have executed this Agreement shall be admitted as Partners, and each such Person shall be shown as such in the books and records of the Partnership. Following the Effective Time, no Person shall be admitted as a Partner (except in accordance with Section 9.02) and no additional Interests shall be issued.

                                   ARTICLE IV

                                     Reports

                  SECTION 4.01. Reports to Partners. (a) The General Partners shall deliver a statement to each Partner of the balance of each Partner's Unreturned DreamWorks Capital (i) as soon as practicable after consummation of a Vulcan Triggered Follow-on Offering (subject to revision in accordance with the first sentence of Section 7.02(c)), (ii) within 80 days after the end of each Fiscal Year and (iii) within [30] days after the end of each of the first three quarters of each Fiscal Year.

                  (b) As soon as practicable after the end of each Fiscal Year but in any event within 80 days after the end of each Fiscal Year, the Tax Matters Partner shall deliver to each Partner an Internal Revenue Service Schedule K-1 and all similar state, local or foreign forms, schedules or returns required by law to be provided to each Partner. For purposes of Sections 4.01(b), (c) and (d) and Section 4.03, a "Partner" shall be deemed to include any Person that was a Partner at any time during the relevant taxable period or at the time of the relevant event, even if such Person is no longer a Partner at the time the relevant information is to be provided.

                  (c) As soon as practicable after consummation of a Follow-on Offering but in any event within [ ] days after such consummation, the Tax Matters Partner shall deliver to each Participating Partner a statement of the taxable income or tax loss allocable to such Partner in connection with the Follow-on Offering.

                  (d) As soon as practicable after the distribution of shares of Common Stock to a Partner, the Tax Matters Partner shall deliver to each Partner that was distributed shares of Common Stock a statement of the tax basis of the shares of Common Stock distributed to such Partner.

                  SECTION 4.02. Tax Returns. The Tax Matters Partner shall timely cause to be prepared all tax returns (including information returns) required to be filed by the Partnership.

                  SECTION 4.03. Other Tax Information. The Partners shall cooperate with one another and the Tax Matters Partner (on behalf of the Partnership), and the Tax Matters Partner (on behalf of the Partnership) shall cooperate with each Partner, to provide all reasonable necessary financial and tax information and related analysis with respect to Partnership tax matters.

                  SECTION 4.04. Fiscal Year. The fiscal year of the Partnership (the "Fiscal Year") shall be the 12-month (or shorter) period ending on December 31 of each year, unless otherwise determined by the General Partners.

                                   ARTICLE V

                                    Interests

                  SECTION 5.01. General. As of the Effective Time, the participation percentage (the "Participation Percentage") of each Partner's Interest shall be as set forth below:

                          Partner                 Participation Percentage
                          -------                 ------------------------
         M&J K                                               %
         DG-DW
         [JK GRAT]
         [MK GRAT]
         DW Lips
         Vulcan
         [Vulcan Partner]
         Lee Entertainment, L.L.C.
         Vivendi Universal Entertainment LLLP
         Thomson Inc.

                                   ARTICLE VI

                                   Tax Matters

                  SECTION 6.01. Identification, Sale and Distribution of Shares of Common Stock. (a) Each share of Common Stock held by the Partnership shall, for as long as such share is held by the Partnership, be associated with the Partner that contributed that share to the Partnership. The Partners acknowledge that shares contributed by different Partners may have different tax bases to the Partnership for U.S. federal income tax purposes.

                  (b) If Common Stock is to be sold by the Partnership and the cash proceeds are to be distributed to one or more Partners, then, (i) to the extent possible and on a Partner by Partner basis, the particular shares of Common Stock that are sold shall be the shares associated with the Partner receiving such cash proceeds and (ii) to the extent that clause (i) applies, the Partnership shall identify the proceeds of the sale of each such share as being specifically distributed to the Partner with which such share is associated. To the extent that any Partner is to receive more cash proceeds than the total proceeds from the sale of all shares associated with such Partner, (x) the necessary additional shares that must be sold in order to pay such additional cash distribution to such Partner shall be taken pro rata from the shares (not then needed for sale or distribution to the Partners associated with such shares) that are associated with each of the other Partners and (y) the Partnership shall use the same method to identify the proceeds of any such stock sales as being distributed to the applicable Partner.

                  (c) If shares of Common Stock are to be distributed by the Partnership to a Partner, then, to the extent possible, the particular shares distributed to any particular Partner shall be shares associated with such Partner. To the extent that any Partner is to receive more shares than the total number of shares associated with such Partner, the necessary additional shares that must be distributed to such Partner shall be taken in the case of Universal and Thomson first from the shares associated with the Continuing Partners (to the extent not then needed for sale or distribution to such Partners) and then, in the case of any Partner pro rata from the shares (not then needed for sale or distribution to the Partners associated with such shares) that are associated with each of the other Partners.

                  SECTION 6.02. Allocation of Tax Items. (a) Any gain or loss on any sale of Common Stock by the Partnership, and any selling expense associated with any such sale, shall be allocated to the Partner that is treated as receiving the cash proceeds of such sale in accordance with clauses (b)(ii) and
(b)(y) of Section 6.01. The Partners acknowledge that such gain or loss may be allocable to a Partner other than the Partner associated with the shares that are sold.

                  (b) Any other item of income, gain or loss of the Partnership shall be allocated in the discretion of the Tax Matters Partner in a manner consistent with which Partner or Partners receives the economic benefit or detriment of such item.

                  (c) The Partners agree that the allocations in clauses (a) and
(b) best reflect their respective economic interests in the Partnership and agree that they shall not take any position inconsistent with such allocations, except as otherwise required pursuant to a determination within the meaning of
Section 1313(a)(1) of the Code.

                  SECTION 6.03. Amounts Withheld. The Partnership, as directed by the Tax Matters Partner, is authorized to withhold from distributions, including any deemed distributions, or with respect to allocations, to the Partners and to pay over to any taxing authority any amounts that it reasonably determines may be required to be so withheld pursuant to any provisions of applicable law. All amounts so withheld with respect to any Partner shall be treated as amounts distributed to such Partner pursuant to this Agreement for all purposes and shall reduce on a dollar-for-dollar basis any amounts otherwise distributable to such Partner. The Partners will cooperate to minimize the amount of any withholding that would otherwise be required pursuant to this
Section 6.03.

                  SECTION 6.04. Tax Matters Partner. (a) [-] shall act as the "tax matters partner" of the Partnership within the meaning of Section 6231(a)(7) of the Code (the "Tax Matters Partner") and in any similar capacity under applicable state, local or foreign tax law.

                  (b) The Tax Matters Partner shall serve as such with all powers granted to a tax matters partner under the Code, except as expressly provided in this Agreement. The Tax Matters Partner shall be entitled to make all decisions with respect to all tax matters of the Partnership consistent with this Agreement, including with respect to tax elections of the Partnership and the calculation and allocation of the taxable income or loss of the Partnership. All matters relating to all tax returns (including information returns) filed by the Partnership, including tax audits and related matters and controversies, shall be conducted by the Tax Matters Partner. For the avoidance of doubt, the Tax Matters Partner shall be bound by Section 6.01 and Section 6.02 and agrees that it will not take a position inconsistent with such provisions, except as otherwise required pursuant to a determination within the meaning of Section 1313(a)(1) of the Code.


                                  [ARTICLE VII


                           Calculations; Distributions

                  SECTION 7.01. Calculations. (a) Upon pricing of a Follow-on Offering, the General Partners on behalf of the Partnership shall prepare a written schedule setting forth (x) the value of each Partner's Retained Shares (valued at the Net Offering Price in the Follow-on Offering in the case of shares representing the return of such Partner's Fifty Percent Return as of such time and valued at the Gross Offering Price in the Follow-on Offering in the case of all other shares), (y) each Partner's Unreturned DreamWorks Capital at such time after crediting the value of such Partner's Retained Shares as set forth in Section 7.01(a)(x) above and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital at such time, then the number of shares representing such excess shall be set forth in such schedule and shall be referred to as such Partner's "7.01(a) Additional Shares", and (z) the number of shares of Common Stock each Partner would receive if the Partnership were allocating all shares of Common Stock then held by the Partnership pursuant to the following subparagraphs:

                  (i) first, to each Partner a number of shares of Common Stock (valued at the Net Offering Price in the Follow-on Offering) having a value equal to such Partner's Fifty Percent Return as of such time (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Fifty Percent Return as of such time (in relation to the aggregate Fifty Percent Returns as of such time of all Partners));

                  (ii) second, to each Partner a number of shares of Common Stock (valued at the Gross Offering Price in the Follow-on Offering) having a value equal to such Partner's Unreturned DreamWorks Capital after giving effect to Section 7.01(a)(i) (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time (in relation to the aggregate Unreturned DreamWorks Capital as of such time of all Partners)); and

                  (iii) third, any remaining shares of Common Stock to each Partner, pro rata in accordance with their DreamWorks Participation Percentages; provided, that if any Partner has a positive number of 7.01(a) Additional Shares then the aggregate amount of 7.01(a) Additional Shares shall be added to the total shares to be allocated under this Section 7.01(a)(iii), such pro rata calculation shall be made on such aggregate total amount and then each such Partner's number of 7.01(a) Additional Shares shall reduce the number of shares that would otherwise be allocated to such Partner under this Section 7.01(a)(iii) based upon such calculation.

                  (b) Upon the conclusion of a Pricing Period occurring after consummation of a Vulcan Triggered Follow-on Offering, if the Pricing Period Price is less than or equal to the Gross Offering Price realized in the Vulcan Triggered Follow-on Offering, the General Partners on behalf of the Partnership shall prepare a written schedule setting forth (w) the value of each Participating Partner's (in the Vulcan Triggered Offering) Retained Shares that were sold in such Follow-on Offering and any additional shares sold by the Partnership on behalf of such Partner, if any, pursuant to Section 7.03(a) (in each case valued at the Net Offering Price in the Follow-on Offering in the case of shares representing the return of such Participating Partner's Fifty Percent Return at the time of such Follow-on Offering and valued at the Gross Offering Price in the Follow-on Offering in the case of all other shares) and the value of any additional Retained Shares of such Partner that were not so sold (valued at the Pricing Period Price), (x) the value of each Non-Participating Partner's (in the Vulcan Triggered Offering) Retained Shares (valued at the Pricing Period Price multiplied by the Vulcan Discount in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time and valued at the Pricing Period Price in the case of all other shares), (y) each Partner's Unreturned DreamWorks Capital at such time after crediting the value of such Partner's Retained Shares and other sold shares as set forth in Section 7.01(b)(w) or Section 7.01(b)(x) above and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital at such time, then the number of shares representing such excess shall be set forth in such schedule and shall be referred to as such Partner's "7.01(b) Additional Shares", and (z) the number of shares of Common Stock each Partner would receive if the Partnership were allocating all shares of Common Stock then held by the Partnership pursuant to the following subparagraphs:

                  (i) first, to each Non-Participating Partner, a number of shares of Common Stock (valued at the Pricing Period Price (reduced, in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time, by multiplying the Pricing Period Price by the Vulcan Discount) until each such Non-Participating Partner has a Returned Capital Ratio equal to the ratio of (x) the aggregate Returned DreamWorks Capital of all Participating Partners to (y) the aggregate Initial DreamWorks Capital of all Participating Partners (or if insufficient shares remain, then pro rata among all Non-Participating Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time (in relation to the aggregate Unreturned DreamWorks Capital as of such time of all Non-Participating Partners));

                  (ii) second, to each Partner, a number of shares of Common Stock (valued at the Pricing Period Price) having a value equal to such Partner's Unreturned DreamWorks Capital after giving effect to Section 7.01(b)(i) (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time); and

                  (iii) third, any remaining shares of Common Stock to each Partner, pro rata in accordance with their DreamWorks Participation Percentages; provided, that if any Partner has a positive number of 7.01(b) Additional Shares then the aggregate amount of 7.01(b) Additional Shares shall be added to the total shares to be allocated under this Section 7.01(b)(iii), such pro rata calculation shall be made on such aggregate total amount and then each such Partner's number of 7.01(b) Additional Shares shall reduce the number of shares that would otherwise be allocated to such Partner under this Section 7.01(b)(iii) based upon such calculation.

                  (c) Upon the conclusion of a Pricing Period occurring after consummation of a Vulcan Triggered Follow-on Offering, if the Pricing Period Price exceeds the Gross Offering Price realized in the Vulcan Triggered Follow-on Offering, the General Partners on behalf of the Partnership shall prepare a written schedule setting forth (w) the value of each Participating Partner's (in the Vulcan Triggered Offering) Retained Shares that were sold in such Follow-on Offering and any additional shares sold by the Partnership on behalf of such Partner, if any, pursuant to Section 7.03(a) (in each case valued at the Pricing Period Price multiplied by the Vulcan Discount in the case of shares representing the return of such Participating Partner's Fifty Percent Return at the time of such Follow-on Offering and valued at the Pricing Period Price in the case of all other shares) and the value of any additional Retained Shares of such Partner that were not so sold (valued at the Pricing Period Price), (x) the value of each Non-Participating Partner's (in the Vulcan Triggered Offering) Retained Shares (valued at the Pricing Period Price multiplied by the Vulcan Discount in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time and valued at the Pricing Period Price in the case of all other shares), (y) each Partner's Unreturned DreamWorks Capital at such time after crediting the value of such Partner's Retained Shares and other sold shares as set forth in Section 7.01(c)(w) or Section 7.01(c)(x) above and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital at such time, then the number of shares representing such excess shall be set forth in such schedule and shall be referred to as such Partner's "7.01(c) Additional Shares", and (z) the number of shares of Common Stock each Partner would receive if the Partnership were allocating all shares of Common Stock then held by the Partnership pursuant to the following subparagraphs:

                  (i) first, to each Non-Participating Partner, a number of shares of Common Stock (valued at the Pricing Period Price (reduced, in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time, by multiplying the Pricing Period Price by the Vulcan Discount)) until each such Non-Participating Partner has a Returned Capital Ratio equal to the ratio of (x) the aggregate Returned DreamWorks Capital of all Participating Partners to (y) the aggregate Initial DreamWorks Capital of all Participating Partners (or if insufficient shares remain, then pro rata among all Non-Participating Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time (in relation to the aggregate Unreturned DreamWorks Capital as of such time of all Non-Participating Partners));

                  (ii) second, to each Partner, a number of shares of Common Stock (valued at the Pricing Period Price) having a value equal to such Partner's Unreturned DreamWorks Capital after giving effect to Section 7.01(c)(i) (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time); and

                  (iii) third, any remaining shares of Common Stock to each Partner, pro rata in accordance with their DreamWorks Participation Percentages; provided, that if any Partner has a positive number of 7.01(c) Additional Shares then the aggregate amount of 7.01(c) Additional Shares shall be added to the total shares to be allocated under this Section 7.01(c)(iii), such pro rata calculation shall be made on such aggregate total amount and then each such Partner's number of 7.01(c) Additional Shares shall reduce the number of shares that would otherwise be allocated to such Partner under this Section 7.01(c)(iii) based upon such calculation.

                  SECTION 7.02. Transactions In the Event of a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering. In the event of a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering, after preparing the schedule required by Section 7.01(a):

                  (a) Immediately prior to consummation of such offering, the Partnership shall distribute to each of Universal and Thomson the number of shares of Common Stock allocated to such Partner under clause (i) of such schedule.

                  (b) Each Participating Partner in such Follow-on Offering shall sell in such Follow-on Offering a sufficient number of such Partner's Retained Shares to cause a Satisfaction Event (with respect to such Participating Partner) plus any additional Retained Shares permitted to be sold in such offering; provided, that in the event the sale by such Participating Partner of all of its Retained Shares in such Follow-on Offering would not cause a Satisfaction Event (with respect to such Participating Partner), then the Partnership shall also sell a number of shares of Common Stock (not to exceed the total number of shares allocated to such Participating Partner under clause
(i) of such schedule) in such Follow-on Offering on behalf of such Participating Partner as necessary to cause a Satisfaction Event (with respect to such Participating Partner). Notwithstanding the foregoing, in no event shall the Partnership sell, on behalf of any Participating Partner, any shares that were not contributed by such Participating Partner (or by Universal or Thomson) to the Partnership at the Effective Time, and if, as a result of the foregoing, there are insufficient shares available to generate such Participating Partner's Fifty Percent Return, then a Satisfaction Event shall be deemed to occur with respect to such Participating Partner at the point the maximum number of available shares have been sold.

                  (c) After consummation of such Follow-on Offering, upon the written request of any Partner from time to time, the Partnership shall (x) distribute to such Partner the net cash proceeds, if any, generated on behalf of such Partner pursuant to Section 7.02(b) and a number of shares of Common Stock equal to the aggregate amount allocated to such Partner in such schedule (other than, in the case of the Continuing Partners, the Continuing Partner Minimum Ownership Shares and, in the case of DW Lips, M&J K and DG-DW, the SKG Minimum Ownership Shares) and (y) convert all remaining shares of Common Stock held by the Partnership (other than the SKG Minimum Ownership Shares of M&J K and DG-DW) to Class A Stock.

                  SECTION 7.03. Transactions In the Event of a Vulcan Triggered Follow-on Offering. In the event of a Vulcan Triggered Follow-on Offering, after preparing the schedule required by Section 7.01(a):

                  (a) Immediately prior to consummation of such offering, the Partnership shall distribute to each of Universal and Thomson the number of shares of Common Stock allocated to such Partner under clause (i) of such schedule.

                  (b) Each Participating Partner in such Follow-on Offering shall sell in such Follow-on Offering a sufficient number of such Partner's Retained Shares to cause a Satisfaction Event (with respect to such Participating Partner) plus any additional Retained Shares permitted to be sold in such offering; provided, that in the event the sale by such Participating Partner of all of its Retained Shares in such Follow-on Offering would not cause a Satisfaction Event (with respect to such Participating Partner), then the Partnership shall also sell a number of shares of Common Stock (not to exceed the total number of shares allocated to such Participating Partner under clause (i) of such schedule) in such Follow-on Offering on behalf of such Participating Partner as necessary to cause a Satisfaction Event (with respect to such Participating Partner). Notwithstanding the foregoing, in no event shall the Partnership sell, on behalf of any Participating Partner, any shares that were not contributed by such Participating Partner (or by Universal or Thomson) to the Partnership at the Effective Time, and if, as a result of the foregoing, there are insufficient shares available to generate such Participating Partner's Fifty Percent Return, then a Satisfaction Event shall be deemed to occur with respect to such Participating Partner at the point the maximum number of available shares have been sold.

                  (c) After consummation of such Follow-on Offering, upon the written request of any Participating Partner, the Partnership shall distribute to such Partner the net cash proceeds, if any, generated on behalf of such Partner pursuant to Section 7.02(b).

                  (d) Upon the conclusion of a Pricing Period, immediately after preparing the applicable schedule required by Section 7.02(b) or Section 7.02(c), upon the written request of any Partner from time to time, the Partnership shall (x) distribute to such Partner a number of shares of Common Stock equal to the aggregate amount allocated to such Partner in such schedule (other than, in the case of the Continuing Partners, the Continuing Partner Minimum Ownership Shares and, in the case of DW Lips, M&J K and DG-DW, the SKG Minimum Ownership Shares) and (y) convert all remaining shares of Common Stock held by the Partnership (other than the SKG Minimum Ownership Shares of M&J K and DG-DW) to Class A Stock.

                  SECTION 7.04. Transactions in the Event of a Universal/Thomson Triggered Offering. In the event of a Universal/Thomson Triggered Offering, immediately prior to consummation of such offering, the Partnership shall distribute to each of Universal and Thomson the number of shares of Common Stock (valued at the Net Offering Price in the Universal/Thomson Triggered Offering) necessary to cause a Satisfaction Event (with respect to such Partner).

                  SECTION 7.05. Mandatory 2008/Fundamental Transaction Calculations, Distributions. (a) In the event that neither an Initial Follow-on Offering nor a Subsequent Follow-on Offering has been consummated by January 1, 2008 (July 1, 2008 in the event that a Universal/Thomson Triggered Offering has been consummated), then at any time thereafter and prior to March 31, 2008 (September 30, 2008 in the event that a Universal/Thomson Triggered Offering has been consummated), the General Partners shall cause the Mandatory Distribution Price to be determined (with the applicable 20-trading day period commencing on the date of notice from the General Partners to the other Partners that such price is to be calculated). In addition, on the second trading day prior to consummation of a merger, consolidation or sale of all or substantially all of the assets of the Company not constituting a Control Transaction (as defined in the Charter as in effect at consummation of the IPO), the General Partners shall cause the Mandatory Distribution Price to be determined (with the applicable 20-trading day period commencing on the 20th trading day immediately prior to such second trading day). In either case, upon the determination of the applicable Mandatory Distribution Price, the

General Partners on behalf of the Partnership shall prepare a written schedule setting forth (x) the value of each Partner's Retained Shares (valued at the Mandatory Distribution Price), (y) each Partner's Unreturned DreamWorks Capital at such time after crediting the value of such Partner's Retained Shares as set forth in Section 7.05(a)(x) above and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital, then the number of shares representing such excess shall be set forth in such schedule and shall be referred to as such Partner's "Mandatory Additional Shares", and (z) the number of shares of Common Stock each Partner would receive if the Partnership were allocating all shares of Common Stock then held by the Partnership pursuant to the following subparagraphs:

                  (i) first, to each Partner a number of shares of Common Stock (valued at the Mandatory Distribution Price) having a value equal to such Partner's Fifty Percent Return as of such time (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Fifty Percent Return as of such time (in relation to the aggregate Fifty Percent Returns as of such time of all Partners));

                  (ii) second, to each Partner a number of shares of Common Stock (valued at the Mandatory Distribution Price) having a value equal to such Partner's Unreturned DreamWorks Capital after giving effect to
         Section 7.05(a)(i) (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time (in relation to the aggregate Unreturned DreamWorks Capital as of such time of all Partners)); and

                  (iii) third, any remaining shares of Common Stock to each Partner, pro rata in accordance with their DreamWorks Participation Percentages; provided, that if any Partner has a positive number of Mandatory Additional Shares then the aggregate amount of Mandatory Additional Shares shall be added to the total shares to be allocated under this Section 7.05(a)(iii), such pro rata calculation shall be made on such aggregate total amount and then each such Partner's number of Mandatory Additional Shares shall reduce the number of shares that would otherwise be allocated to such Partner under this Section 7.05(a)(iii) based upon such calculation.

                  (b) Immediately prior to consummation of a merger, consolidation or sale of all or substantially all of the assets of the Company not constituting a Control Transaction or if the Partnership shall not have made a distribution pursuant to this Article VII on or prior to March 31, 2008 (September 30, 2008 in the event that a Universal/Thomson Triggered Offering has been consummated), then on March 31, 2008 (September 30, 2008 in the event that a Universal/Thomson Triggered Offering has been consummated), the Partnership shall (x) distribute to such Partner a number of shares of Common Stock equal to the aggregate amount allocated to such Partner in the schedule prepared in accordance with Section 7.05(a) (other than, in the case of the Continuing Partners, the Continuing Partner Minimum Ownership Shares and, in the case of DW Lips, M&J K and DG-DW, the SKG Minimum Ownership Shares) and (y) convert all remaining shares of Common Stock held by the Partnership (other than the SKG Minimum Ownership Shares of M&J K and DG-DW) to Class A Stock.

                  SECTION 7.06. Vulcan GP Date. (a) At any time after the date (the "Commencement Date") that is six months after consummation of a Follow-on Offering or a distribution pursuant to Section 7.05(b), Vulcan may deliver written notice to each of the other Partners that it intends to assume the role of General Partner on the date specified in such notice (the "Vulcan GP Date"). Under no circumstances shall the Vulcan GP Date be earlier than the fifth Business Day after the date of such notice or later than the date that is three months after the Commencement Date, and if no such written notice shall have been delivered prior to such date, then the Vulcan GP Date shall be deemed to occur on such date.

                  (b) Immediately prior to the Vulcan GP Date, each of DW Lips, M&J K and DG-DW shall receive their respective SKG Minimum Ownership Shares in full redemption of their Interests. On the Vulcan GP Date, Vulcan shall become the General Partner.

                  SECTION 7.07. General Provisions. (a) For the avoidance of doubt, any distribution under this Agreement of shares of Common Stock to any Partner shall be made solely (x) in the form of Class B Stock to any of M&J K, JK GRAT, MK GRAT or DG-DW and (y) in the form of Class A Stock to each other Partner. References in this Article VII to M&J K, JK GRAT, MK GRAT and DG-DW shall be deemed to include their permitted transferees.

                  (b) To the extent practicable and in all cases consistent with this Article VII, the Partnership shall distribute shares of Common Stock that constitute Pledged Common Stock to the Partners pro rata in proportion to such Partner's DreamWorks Participation Percentages.

                  (c) Notwithstanding anything in this Agreement to the contrary, the Partnership, and the General Partners on behalf of the Partnership, is not required to make any distributions except to the extent permitted under the Delaware Act. Except as expressly provided in this Article VII, the General Partners shall not cause the Partnership to make any distributions.

                  (d) Following the Final Allocation, subject to the other provisions of this Article VII, each Partner's Interests shall be exchangeable for the number of shares of Common Stock (and amount of cash, if applicable) such Partner is entitled to receive in accordance with the applicable provisions of Section 7.02 or Section 7.03.

                  (e) From and after the date on which a Vulcan Triggered Follow-on Offering shall be consummated (the "Exchange Right Date"), Vulcan shall have the right (the "Vulcan Exchange Right") to exchange its equity interest in the Partnership for a number of shares of Common Stock, in the aggregate (the "Total Exchange Number"), as the Partnership would be required, pursuant to the terms of Section [7.01(c) or Section 7.01(d)], to distribute to Vulcan upon the conclusion of the Pricing Period initiated by the delivery by M&J K and DG-DW of a Pricing Period Notice to the other Contributing Members (as such terms are defined in the Escrow and Distribution Agreement) in connection with such Vulcan Triggered Follow-on Offering but for the existence of the Vulcan Exchange Right; provided, that, the exercisability of the Vulcan Exchange Right shall vest in two parts, (i) first, with respect to the number of shares of Common Stock equal to (A) the Total Exchange Number minus (B) the number of shares of Common Stock represented by the Holdback Securities, upon the conclusion of the Pricing Period that shall have been initiated by the delivery by M&J K and DG-DW of a Pricing Period Notice to the other Contributing Members in connection with such Vulcan Triggered Follow-on Offering and (ii) second, with respect to the number of shares of Common Stock equal to the number of shares of Common Stock represented by the Holdback Securities, upon the date that is six months after the conclusion of the Pricing Period that shall have been initiated by the delivery by M&J K and DG-DW of a Pricing Period Notice to the other Contributing Members in connection with such Vulcan Triggered Follow-on Offering. Vulcan shall tender to the Partnership (x) upon the exercise described in clause (i) above, a fraction of Vulcan's equity interest in the Partnership equal to the quotient of (A) the number of shares of Common Stock issuable upon such exercise divided by (B) the Total Exchange Number; and (y) upon the exercise described in clause (ii) above, Vulcan's remaining equity interest in the Partnership. Vulcan shall have no rights, and the Partnership shall have no obligations to Vulcan, pursuant to Section [7.01(c) or Section 7.01(d)] in respect of a given Pricing Period other than pursuant to the Vulcan Exchange Right from and after the Exchange Right Date.

                  (f) If a Satisfaction Event shall not have occurred on or before May 31, 2006 (the "Vulcan Subsequent Exchange Right Date"), then from and after such date Vulcan shall have the right (the "Vulcan Subsequent Exchange Right") to exchange its equity interest in the Partnership for a number of shares of Common Stock (the "Total Subsequent Number") as the Partnership would be required to distribute to Vulcan but for the existence of the Vulcan Subsequent Exchange Right; provided, that, the exercisability of the Vulcan Subsequent Exchange Right shall vest in two parts, (i) first, for the number of shares of Common Stock equal to (A) the Total Subsequent Number minus (B) the number of shares of Common Stock represented by the Holdback Securities, upon the closing of a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering (unless an over-allotment option shall have been granted to the underwriters of such Follow-on Offering, in which case Vulcan may not exercise such portion of the Vulcan Subsequent Exchange Right as is subject to this clause (i) before the earlier of the closing or expiration of such over-allotment option) and (ii) second, for the number of shares of Common Stock equal to the number of shares of Common Stock represented by the Holdback Securities, upon the date that is six months after the closing of a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering (unless an over-allotment option shall have been granted to the underwriters of such Follow-on Offering, in which case Vulcan may not exercise such portion of the Vulcan Subsequent Exchange Right as is subject to this clause (ii) before the date that is six months after the earlier of the closing or expiration of such over-allotment option). If no JK/DG Triggered Follow-on Offering or Subsequent Follow-on Offering shall have occurred before December 1, 2007, then the Vulcan Subsequent Exchange Right shall expire immediately upon such date. Vulcan shall tender to the Partnership (x) upon the exercise described in clause (i) above, a fraction of Vulcan's equity interest in the Partnership equal to the quotient of (A) the number of shares of Common Stock issuable upon such exercise divided by (B) the Total Exchange Number; and (y) upon the exercise described in clause (ii) above, Vulcan's remaining equity interest in the Partnership. From and after the Vulcan Subsequent Exchange Right Date, Vulcan shall have no rights, and the Partnership shall have no obligations to any Partner to distribute Common Stock, in each case pursuant to Section [7.01(a)], unless such Vulcan Subsequent Exchange Right shall have expired without first having become exercisable.


                  SECTION 7.08. No Set-Off. The General Partners shall not have any right to off-set or set-off any payment due to any Partner pursuant to this Agreement against any other payment to be made by such Partner pursuant to this Agreement, any of the Transaction Documents or otherwise.]


                                  ARTICLE VIII

                          Management of the Partnership

                  SECTION 8.01. General Partners. (a) Subject to the terms of this Agreement, the business and affairs of the Partnership shall be managed exclusively by the General Partners and the tax matters of the Partnership shall be managed exclusively by the Tax Matters Partner, in each case, in a manner consistent with this Agreement, without the need for, except as set forth in
Section 2.06 and Section 8.04 and except in the case of a Vulcan Triggered Follow-on Offering or Subsequent Follow-on Offering, any consent or approval of any other Partner. Subject to Section 8.02 and the terms of this Agreement, the General Partners shall have the exclusive power and authority, on behalf of the Partnership, to effect distributions in accordance with Article VII and to take any action of any kind not inconsistent with this Agreement and to do anything and everything they deem necessary or appropriate to carry on the business and purposes of the Partnership in a manner consistent with this Agreement, including taking all actions permitted or required under the Formation Agreement. Except as expressly provided herein, the General Partners shall act jointly in all matters. No other Partner shall participate in the management and control of the business of the Partnership, and in no event shall any Partner other than the General Partners have any authority to bind the Partnership for any purpose. No other Partner or Partners shall have any right to remove or replace one or more of the General Partners, except in the case of any act or omission that constitutes fraud, bad faith or willful misconduct of a General Partner, as finally determined by a judgment of a court of competent jurisdiction which judgment is final and nonappealable, in which case such General Partner may be removed by Partners owning a majority-in-interest of the Interests then outstanding (based upon their Participation Percentages). Persons dealing with the Partnership are entitled to rely conclusively upon the power and authority of the General Partners.

                  (b) The General Partners are, to the extent of their rights and powers set forth in this Agreement, agents of the Partnership for the purpose of the Partnership's business, and the actions of the General Partners taken in accordance with such rights and powers shall bind the Partnership.

                  SECTION 8.02. Voting of Contributed Stock. The General Partners shall exercise voting control over all shares of Contributed Stock and shall vote (or act by written consent) with respect to all such shares as they deem appropriate in their sole discretion; provided, that any such vote relating to a matter addressed in the Class B Stockholder Agreement or the Vulcan Stockholder Agreement shall be in accordance with the Class B Stockholder Agreement or the Vulcan Stockholder Agreement, as applicable.

                  SECTION 8.03. Substitute General Partner. Upon the occurrence of a Trigger Event with respect to a General Partner at any time prior to the Vulcan GP Date, then such General Partner shall immediately cease to be a General Partner and shall no longer have any right or authority to act on behalf of the Partnership as a General Partner. In such event, such General Partner shall be treated for all purposes as a Limited Partner and the remaining General Partner shall be the sole General Partner. In the event of Trigger Events with respect both of the initial General Partners, then [Vulcan] shall, without any further action on the part of the Partners or the Partnership, become the sole General Partner and concurrently therewith, the Partnership shall convert all shares of Common Stock held by the Partnership to Class A Stock and shall continue without dissolution.

                  SECTION 8.04. Restrictions on Activities. Notwithstanding any other provision of this Agreement (except the third sentence of Section 2.06), the General Partners shall not, without the prior written consent of each of the other Partners, cause or permit the Partnership to do any of the following: (i) engage in any business or activity other than those expressly set forth in
Section 2.06; (ii) incur any indebtedness or assume or guarantee any indebtedness of any other Person; (iii) make a general assignment for the benefit of creditors; (iv) file a petition commencing a voluntary Bankruptcy case; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (vi) file an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution (to the fullest extent permitted by law) or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of it or of its assets or any substantial portion thereof; (vii) seek, consent to or acquiesce in the appointment of a trustee, receiver or liquidator of it or of all or any substantial part of its assets; (viii) consolidate or merge with or into any other Person or convey or transfer any shares of Common Stock, cash or other property of the Partnership to any Person except in accordance with the terms of the Transaction Documents; (ix) amend the certificate of limited partnership, or take action in furtherance of any such action; (x) except as expressly contemplated in the Transaction Documents, purchase or otherwise acquire any equity interest of any class in any Person; (xi) take any act that would subject any Partner to personal liability for the debts, liabilities or obligations of the Partnership; (xii) take any act in contravention of any of the Transaction Documents; (xiii) enter into any contract or arrangement whereby any General Partner, Principal or any of their respective Affiliates would receive any fee or other compensation from the Partnership or its assets in connection with the management of the Partnership or otherwise (it being understood that the General Partners and any successor General Partners are providing services to the Partnership pursuant to this Agreement on a no-fee basis); (xiv) except in the case of a Subsequent Follow-on Offering, exercise any demand or piggy-back registration rights under the Registration Rights Agreement that would not result in a Satisfaction Event (or, if such offering would not result in a Satisfaction Event, fail to request that the Company withdraw any registration statement of the Company in which the Partnership was the Requesting Holder (as defined in the Registration Rights Agreement) or otherwise remove all securities of the Partnership requested to be included in any registration statement of the Company); (xv) request that the Company withdraw any registration statement of the Company in which the Partnership was the Requesting Holder or otherwise remove all securities of the Partnership requested to be included in any registration statement of the Company, in each case unless such offering would not result in a Satisfaction Event; (xvi) settle or compromise any material litigation involving the Partnership or any of its property; or (xvii) dissolve the Partnership, other than as provided in Section 11.01.

                                   ARTICLE IX

                             Transfers of Interests

                  SECTION 9.01. Restrictions on Transfers. Without the prior written consent of the General Partners and Vulcan, (a) no Partner shall directly or indirectly Transfer all or any part of its Interests, or any rights to receive capital, profits or distributions of the Partnership pursuant thereto, (b) no Parent of any Partner shall Transfer any Equity Security or other interest in such Partner or any other Parent of such Partner, or the right to receive capital or profits of such Partner or such other Parent pursuant thereto and (c) no Partner or any Parent of such Partner (other than the Ultimate Parent) shall issue any Equity Security or other interest, and, in each case, any such Transfer or issuance by a Partner or its Parents shall be deemed a Transfer by such Partner of Interests in violation of this Agreement and a breach of this Agreement by such Partner. To the fullest extent permitted by law, any such Transfer in violation of this Agreement shall be null and void.

                  SECTION 9.02. Admission of Transferees. A transferee of an Interest permitted under Section 9.01 shall be admitted to the Partnership as a partner of the Partnership upon (i) the prior written consent of the General Partners and Vulcan (which consent shall not be unreasonably withheld or delayed) and (ii) its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. If a Partner Transfers all of its Interest pursuant to Section 9.01, such admission shall be deemed effective immediately prior to such transfer and, immediately following such admission, the transferor Partner shall cease to be a partner of the Partnership.

                  SECTION 9.03. Further Restrictions. Notwithstanding anything to the contrary in this Agreement, to the fullest extent permitted by law, any Transfer that would otherwise be permitted by this Agreement shall be null and void if (a) such Transfer requires the registration of such Transferred Interest pursuant to any applicable Federal or state securities laws; (b) such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisers Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; (c) such Transfer results in a violation of applicable laws to which the Partnership is subject; (d) such Transfer is made to any Person that lacks the legal right, power or capacity to own such Interest; [or (e) such Transfer would cause the assets of the Partnership to constitute "plan assets" under 29 C.F.R.Section 2510.3-101].

                                   ARTICLE X

                      Limitation on Liability, Exculpation

                  SECTION 10.01. Limitation on Liability. An obligation of the Partnership incurred while the Partnership is a Delaware limited liability limited partnership, whether arising in contract, tort or otherwise, is solely the obligation of the Partnership. A General Partner is not personally liable, directly or indirectly, by way of indemnification, contribution, assessment or otherwise, for such obligation solely by reason of being or so acting as a general partner of the Partnership. No Partner shall have any liability in any manner whatsoever for any debt, liability or other obligation of the Partnership, whether such debt, liability or other obligation arises in contract, tort or otherwise, under Section 17-303(a) of the Delaware Act. No Covered Person shall be obligated personally for any debt, obligation or liability of the Partnership. The foregoing Section 10.01 shall not alter each Partner's obligation to return funds wrongfully distributed to it if required to do so under the Delaware Act.

                  SECTION 10.02. Exculpation of Covered Persons. (a) Except as expressly provided herein, and to the fullest extent permitted by law, no Covered Person shall be liable, including under any legal or equitable theory of fiduciary duty or other theory of liability, to the Partnership or to any other Covered Person for any losses, claims, damages or liabilities incurred by reason of any act or omission performed or omitted by such Covered Person except for any losses, claims, damages or liabilities arising from such Covered Person's fraud, bad faith or willful misconduct. Whenever in this Agreement a Covered Person is permitted or required to make decisions, such Covered Person shall make such decisions in good faith having regard to the best interests of the Partnership and shall not be subject to any other or different standard (including any legal or equitable standard of fiduciary or other duty) imposed by this Agreement or any relevant provisions of law or in equity or otherwise.

                  (b) A Covered Person shall be fully protected in relying in good faith upon the records of the Partnership and upon such information, opinions, reports or statements presented to the Partnership or management by any Person as to matters the Covered Person reasonably believes are within such Person's professional or expert competence.

                  SECTION 10.03. Indemnification. The Partnership shall, to the fullest extent authorized under the Delaware Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Partnership to provide broader indemnification rights than said law permitted the Partnership to provide prior to such amendment), indemnify and hold harmless any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, investigation or proceeding, whether civil, criminal or administrative and whether by or in the right of the Partnership, by reason of the fact that he or a Covered Person of whom he is the legal representative is or was an officer of the Partnership against all expenses, liability and loss (including reasonable attorneys' fees and judgments, fines or penalties and amounts paid or to be paid in settlement) incurred or suffered by him in connection therewith, except in a case where such expenses, liabilities or losses resulted from the fraud, bad faith or willful misconduct of such indemnified Person. The right to indemnification conferred in this Agreement shall be a contract right and shall include the right to be paid by the Partnership the expenses incurred in defending any such proceeding in advance of its final disposition upon receipt by the Partnership of an unsecured written promise by or on behalf of such Covered Person to repay such advances if a court of competent jurisdiction shall determine in a final, non-appealable judgment that such Covered Person is not entitled to be indemnified by the Partnership for such expenses, such advances to be paid by the Partnership within 20 days after the receipt by the Partnership of a statement or statements from the claimant requesting such advance or advances from time to time.

                                   ARTICLE XI

                           Dissolution and Termination

                  SECTION 11.01. Dissolution. (a) No Partner shall withdraw from the Partnership and, to the fullest extent permitted by applicable law, no Partner shall take any action to dissolve, terminate or liquidate the Partnership or to require apportionment, appraisal or partition of the Partnership or any of its assets, or to file a bill for an accounting, except as specifically provided in this Agreement, and each Partner, to the fullest extent permitted by applicable law, hereby waives any rights to take any such actions (or have such actions taken on its behalf) under applicable law, including any right to petition a court for judicial dissolution under Section 17-802 of the Delaware Act. Notwithstanding any other provision of this Agreement, the Bankruptcy of a Partner shall not cause such Partner to cease to be a partner of the Partnership, and, upon the occurrence of such an event, the Partnership shall continue without dissolution.

                  (b) The Partnership shall be dissolved and its business wound up upon the earliest to occur of any one of the following events:

                  (i) the distribution pursuant to Article VII on the Continuing Partner Withdrawal Date;

                  (ii) the written agreement of all the Partners to dissolve the Partnership;

                  (iii) the entry of a decree of judicial dissolution under
         Section 17-802 of the Delaware Act, in contravention of this Agreement;

                  (iv) an event of withdrawal of a General Partner, unless at the time there is at least one other General Partner, including a successor General Partner selected in accordance with Article VII or
         8.03 (such General Partner being hereby authorized to and shall continue the business of the Partnership without dissolution); and

                  (v) the first time there are no Limited Partners, unless the Partnership is continued without dissolution in accordance with the Delaware Act.

                  (c) Except as provided herein, the resignation, insolvency or dissolution of a Partner or the occurrence of any other event that terminates the continued membership of a Partner in the Partnership shall not in and of itself cause a dissolution of the Partnership.

                  SECTION 11.02. Winding Up of the Partnership. (a) Upon dissolution, the Partnership's business shall be liquidated in an orderly manner. The General Partners shall be the liquidating trustees to wind up the affairs of the Partnership pursuant to this Agreement. If there shall be no General Partner, the remaining Partners owning at least a majority-in-interest of the Interests then outstanding may approve one or more liquidating trustees to act as the liquidating trustee in carrying out such liquidation. In performing their duties, the liquidating trustees are authorized to sell, distribute, exchange or otherwise dispose of the assets of the Partnership in accordance with the Delaware Act and in any reasonable manner that they shall determine to be in the best interest of the Partners.

                  (b) In the event of any dissolution, the proceeds of the liquidation of the Partnership shall be distributed in the following order and priority:

                  (i) first, to the creditors (including any Partners or their respective Affiliates that are creditors) of the Partnership, to the extent otherwise permitted by law, in satisfaction of all of the Partnership's liabilities (whether by payment or by making reasonable provision for payment thereof, including the setting up of any reserves which are, in the judgment of the liquidating trustee, reasonably necessary therefor);

                  (ii) second, to the Partners pro rata in proportion to and to the extent of their respective Unreturned DreamWorks Capital (with shares of Common Stock being distributed in kind and valued at their Fair Market Value as of the date of the applicable written agreement (in the case of a dissolution under Section 11.01(b)(ii)) or the date of entry of the applicable decree (in the case of a dissolution under Section 11.01(b)(iii)) or the date of the event of withdrawal of a General Partner (in the case of a dissolution under Section 11.01(b)(iv)) or the first date on which there are no Limited Partners (in the case of a dissolution under Section 11.01(b)(v)); and

                  (iii) third, a distribution in kind of shares of Common Stock to the Partners pro rata in accordance with their DreamWorks Participation Percentages.

                  SECTION 11.03. Claims of Partners. The Partners shall look solely to the Partnership's assets for the return of their Capital Contributions, and if the assets of the Partnership remaining after payment of or reasonable provision for the payment of all liabilities of the Partnership are insufficient to return such Capital Contributions, the Partners shall have no recourse against the Partnership or any Partner.

                  SECTION 11.04. Termination. The Partnership shall terminate when all of the assets of the Partnership, after payment of or reasonable provision for the payment of all debts and liabilities of the Partnership, shall have been distributed to the Partners in the manner provided for in this Article XI and when permitted by this Agreement, and the certificate of limited partnership of the Partnership and the statement of qualification of the Partnership as a limited liability limited partnership shall be canceled in the manner required by the Delaware Act.

                                  ARTICLE XII

                                  Miscellaneous

                  SECTION 12.01. Notices. Except as otherwise expressly provided in this Agreement, all notices, requests and other communications to any party hereunder shall be in writing (including a facsimile or similar writing) and shall be given to such party at the address or facsimile number set forth for such party in Schedule D hereto or as such party shall hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective (i) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received (or, if such time is not during a Business Day, at the beginning of the next such Business Day), (ii) if given by mail, five Business Days (or, (x) if by overnight courier, one Business Day, or (y) if to an address outside the United States, seven Business Days) after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified pursuant to this
Section 12.01.

                  SECTION 12.02. No Third Party Beneficiaries. Except as provided in Article X, this Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the parties hereto.

                  SECTION 12.03. Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy consequent upon a breach of such or any other covenant, agreement, term or condition shall operate as a waiver of such or any other covenant, agreement, term or condition of this Agreement. Any Partner by notice given in accordance with Section 12.01 may, but shall not be under any obligation to, waive any of its rights or conditions to its obligations hereunder, or any duty, obligation or covenant of any other Partner. No waiver shall affect or alter the remainder of this Agreement but each and every covenant, agreement, term and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach. The rights and remedies provided by this Agreement are cumulative and the exercise of any one right or remedy by any party shall not preclude or waive its right to exercise any or all other rights or remedies.

                  SECTION 12.04. Assignment; Amendments. (a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the Partners, in whole or in part (whether by operation of law or otherwise), directly or indirectly, without the prior written consent of the General Partners and [Vulcan], and, to the fullest extent permitted by law, any attempt to make any such assignment without such consent shall be null and void[; provided, that each of M&J K and DG-DW shall be permitted to assign all (but not part) of its rights, interests and obligations hereunder in its capacity as General Partner to any other Partner to whom M&J K or DG-DW, as applicable, Transfers any Class B Stock in the form of Class B Stock in accordance with the Class B Stockholder Agreement and the Vulcan Stockholder Agreement]. Notwithstanding any provision of this Agreement to the contrary and without the need for any action or consent of any Person, any such transferee shall be deemed to be a General Partner effective immediately upon notice thereof from the then General Partners to the Partnership. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Partners and their respective successors and assigns.

                  (b) No amendment to this Agreement shall be effective unless it shall be signed in writing by each of the General Partners and Partners (including the General Partners) owning at least a majority-in-interest of the Interests then outstanding (based upon their Participation Percentages); provided, that no amendment to the second sentence of Section 2.06 shall be effective unless it shall be signed in writing by each Partner; provided further, that no amendment shall affect a Partner disproportionately when compared to the other Partners without the consent of such Partner.

                  SECTION 12.05. Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection herewith, and no covenant, representation or condition not expressed in this Agreement shall affect, or be effective to interpret, change or restrict, the express provisions of this Agreement.

                  SECTION 12.06. Headings. The titles of Articles and Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

                  SECTION 12.07. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

                  SECTION 12.08. Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

                  SECTION 12.09. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

                  SECTION 12.10. Jurisdiction; Waivers. With respect to any suit, action or proceeding relating to this Agreement (collectively, a "Proceeding"), each Partner irrevocably (a) consents and submits to the exclusive jurisdiction of the courts of the States of New York and the Court of Chancery of the State of Delaware and any court of the United States located in the Borough of Manhattan in New York City; (b) waives, to the fullest extent permitted by law, any objection which such Partner may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party; (c) consents, to the fullest extent permitted by law, to the service of process at the address set forth for notices in Section 12.01 herein; provided, that such manner of service of process shall not preclude the service of process in any other manner permitted under applicable law; and (d) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY PROCEEDING.

                  SECTION 12.11. Enforcement. (a) Each party hereto acknowledges that the other parties would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of any of the other parties to this Agreement were not performed in accordance with its terms, and it is therefore agreed that each party hereto, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each party hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

                  (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year first above written.

                                   M&J K DREAM LIMITED
                                   PARTNERSHIP,

                                   By   M&J K DREAM CORP.,
                                           General Partner

                                        By
                                              ---------------------------
                                              Name: Jeffrey Katzenberg
                                              Title: President

                                   DG-DW, L.P.,

                                   By   DG-DW, INC.,
                                           General Partner

                                        By
                                              ---------------------------
                                              Name: David Geffen
                                              Title: President

                                   [THE JK ANNUITY TRUST],

                                        By
                                              ---------------------------
                                              Name:
                                              Title:

                                   [the MK annuity trust],
                                        By

                                              ---------------------------
                                              Name:
                                              Title:

                                   DW LIPS, L.P.,

                                   By   DW SUBS, INC.,
                                        General Partner

                                        By
                                              ---------------------------
                                              Name:
                                              Title:


                                   [VULCAN],

                                        By
                                              ---------------------------
                                              Name:
                                              Title:


                                   [VULCAN PARTNER],

                                        By
                                              ---------------------------
                                              Name:
                                              Title:


                                   LEE ENTERTAINMENT, L.L.C.,

                                        By
                                              ---------------------------
                                              Name:
                                              Title:


                                   VIVENDI UNIVERSAL ENTERTAINMENT LLLP,

                                        By
                                              ---------------------------
                                              Name:
                                              Title:

                                   THOMSON INC.,

                                        By

                                              ---------------------------
                                              Name:
                                              Title:

                                                                      SCHEDULE A

                               Contributed Stock

       Partner                            Number of Shares of Class B Stock
       -------                            ---------------------------------
M&J K
DG-DW
[JK GRAT]
[MK GRAT]
DW Lips
Vulcan
[Vulcan Partner]
Lee Entertainment, L.L.C.
Vivendi Universal Entertainment LLLP
Thomson Inc.

                                                                      SCHEDULE B

                           Initial DreamWorks Capital

      Partner                                   Initial DreamWorks Capital
      -------                                   --------------------------
M&J K                                                    $32,314,223
DG-DW                                                    $32,314,223
[JK GRAT]                                               $[         ]
[MK GRAT]                                               $[         ]
DW Lips                                                  $32,314,223
Vulcan(1)                                               $707,164,269
Lee Entertainment, L.L.C.                               $111,835,731
Vivendi Universal Entertainment LLLP                     $75,000,000
Thomson Inc.                                             $75,000,000

------------
    (1) Allocated between the Vulcan Partners.

                                                                      SCHEDULE C

                      DreamWorks Participation Percentages


                      Partner              DreamWorks Participation Percentage
                      -------              -----------------------------------
M&J K
DG-DW
[JK GRAT]
[MK GRAT]
DW Lips
Vulcan(2)
Lee Entertainment, L.L.C.
Vivendi Universal Entertainment LLLP
Thomson Inc.


-----------------------
      (2) Allocated between the Vulcan Partners.

                                                                      SCHEDULE D

                                    Partners

         1.       M&J K Dream Limited Partnership

                  Address for Notices:


         2.       [JK GRAT and MK GRAT

                  Address for Notices:]


         3.       DG-DW, L.P.

                  Address for Notices:


         4.       DW Lips, L.P.

                  Address for Notices:


         5.       Vulcan and [Vulcan Partner]

                  Address for Notices:

         6.       Lee Entertainment, L.L.C.

                  Address for Notices:


         7.       Vivendi Universal Entertainment LLLP

                  Address for Notices:


         8.       Thomson Inc.

                  Address for Notices:

                                                                      SCHEDULE E

                              Capital Contributions

                                                     Capital
                           Partner                Contribution
                           -------                ------------
M&J K
DG-DW
[JK GRAT]
[MK GRAT]
DW Lips
Vulcan
Lee Entertainment, L.L.C.
Vivendi Universal Entertainment LLLP
Thomson Inc.